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                                                                Exhibit 6(a)(ii)

                                                       Dated:  November 8, 1995
                                   Schedule A
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
               BISYS Fund Services Limited Partnership (formerly
                   The Winsbury Company Limited Partnership)
                             Dated October 1, 1993

Name of Fund                                              Date
------------                                              ----

Parkstone U.S. Government Obligations Fund                October 1, 1993
Parkstone Prime Obligations Fund
Parkstone Tax-Free Fund
Parkstone Equity Fund
Parkstone Small Capitalization Fund
Parkstone High Income Equity Fund
Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government Obligations Fund
Parkstone Municipal Bond Fund
Parkstone Michigan Bond Fund
Parkstone Balanced Fund
Parkstone U.S. Government Income Fund
Parkstone International Discovery Fund
Parkstone Treasury Fund
Parkstone Municipal Investor Fund

Parkstone Large Capitalization Fund                       November 8, 1995


                                   THE PARKSTONE GROUP OF FUNDS

                                   By:  /s/ GEORGE R. LANDRETH
                                       -------------------------
                                       George R. Landreth
                                       President

                                   BISYS FUND SERVICES LIMITED PARTNERSHIP
                                   (formerly The Winsbury Company
                                   Limited Partnership)

                                   By:  BISYS FUND SERVICES, INC.
                                        General Partner

                                   By:  /s/ STEPHEN G. MINTOS
                                       --------------------------
                                       Stephen G. Mintos
                                       Executive Vice President


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